UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00041
                 ---------------------------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         450 Lexington Avenue, Suite 3300, New York, New York 10017-3911
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                           Eugene L. DeStaebler, Jr.
                    General American Investors Company, Inc.
                            450 Lexington Avenue
                                Suite 3300
                       New York, New York  10017-3911
                  (Name and address of agent for service)

                                    Copy to:
                           John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


        Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                    GENERAL
                                    AMERICAN
                                   INVESTORS

                                      2004
                                     ANNUAL
                                     REPORT

                    GENERAL AMERICAN INVESTORS Company, Inc.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.


   FINANCIAL SUMMARY (unaudited)
--------------------------------------------------------------------------------

                                                       2004                   2003
                                                 -------------          -------------
   Net assets applicable to Common Stock -
      December 31                               $1,036,393,093           $986,335,111
   Net investment income                             9,253,481              1,139,240
   Net realized gain                                36,774,029             28,144,510
   Net increase in unrealized appreciation          62,361,773            200,469,430
   Distributions to Preferred Stockholders         (11,900,000)           (11,075,000)

   Per Common Share-December 31
      Net asset value                                   $35.49                 $33.11
      Market price                                      $31.32                 $29.73
   Discount from net asset value                        -11.7%                 -10.2%

   Common Shares outstanding-Dec. 31                29,205,312             29,789,263
   Common Stockholders of record-Dec. 31                 4,300                  4,500
   Market price range* (high-low)                $31.74-$27.88          $29.78-$21.95
   Market volume-shares                              6,206,400              6,280,700
   *Unadjusted for dividend payments.

   DIVIDEND SUMMARY (per share) (unaudited)
--------------------------------------------------------------------------------

                                        Ordinary     Long-Term
   Record Date         Payment Date      Income     Capital Gain      Total
   -----------         ------------     --------     -----------      -----
   Common Stock
   Nov. 12, 2004        Dec. 23, 2004    $.215327     $.684673        $.90
   Jan. 31, 2005        Mar. 10, 2005     .002         .272            .274
                                         --------     --------        -----
      Total from 2004 earnings           $.217327     $.956673       $1.174
                                         ========     ========        =====

   Nov. 14, 2003        Dec. 23, 2003    $.00761      $.49239          $.50
   Jan. 26, 2004        Feb. 9, 2004      .013         .097             .11
                                         -------      -------         -----
      Total from 2003 earnings           $.02061      $.58939          $.61
                                         =======      =======         =====

   Preferred Stock

   Mar. 8, 2004         Mar. 24, 2004    $.083947     $.287928         $.371875
   Jun. 7, 2004         Jun. 24, 2004     .083947      .287928          .371875
   Sep. 7, 2004         Sep. 24, 2004     .083947      .287928          .371875
   Dec. 7, 2004         Dec. 27, 2004     .083947      .287928          .371875
                                         --------     --------         --------
      Total for 2004                     $.335788    $1.151712        $1.4875
                                         ========    =========        =========

   Mar. 6, 2003         Mar. 24, 2003    $.01485      $.43515          $.45
   Jun. 6, 2003         Jun. 23, 2003     .01485       .43515           .45
   Sep. 8, 2003         Sep. 23, 2003     .01485       .43515           .45
   Dec. 8, 2003         Dec. 24, 2003     .012272      .359603          .371875
                                         --------    ---------        ----------
      Total for 2003                     $.056822    $1.665053        $1.721875
                                         ========    =========        ==========

                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

1  TO THE STOCKHOLDERS
--------------------------------------------------------------------------------
   General American Investors

The U.S. stock market rose for the second consecutive year, gaining 10.8% in the 12 months ended December 31, 2004, as measured by our benchmark, the Standard & Poor's 500 Stock Index (including income). General American Investors' net asset value (NAV) per Common Share (assuming reinvestment of all dividends) increased 10.4%. The return to our Common Stockholders was 8.8%, reflecting a widening in the discount at which our shares trade which, at year end, was 11.7%.

The table that follows, which compares our returns on an annualized basis with the S&P 500, illustrates that over many years General American has produced superior investment results.

Years    Stockholder Return         S&P 500
-------------------------------------------
  3                  0.2%             3.5%
  5                  4.6            - 2.3
 10                 16.8             12.0
 20                 15.2             13.2
 30                 17.3             13.7
 40                 12.9             10.5

During 2004, the Company purchased 1,092,800 of its Common Shares in the open market at an average discount to NAV of 10.3%. The Board of Directors has authorized repurchases of Common Shares when they are trading at a discount in excess of 8% of NAV.

While the market rallied last year, reflecting stronger profits than expected and lower interest rates than feared, most of the gain came in the final two months as the economy - along with labor markets - appeared to firm, signs of pricing power at the corporate level emerged, and merger and acquisition activity accelerated. Prior thereto, concerns regarding the twin deficits (budget and trade), the weakened dollar, rising energy costs, and the struggle in Iraq, among others, appeared to weigh on investor confidence. Unquestionably, the deficits impart instability to the financial system. Should foreign entities lose enthusiasm for holding the dollar-denominated assets that have come into their possession as a result of deficit finance, the stock and bond markets could be adversely affected. While we doubt that global imbalances can be resolved in the near term, the ongoing orderly decline in the dollar may help in that regard. It should increase exports and encourage American households to buy U.S. sourced goods at the same time.

With respect to energy, prices of oil and natural gas, having risen dramatically, may have peaked. Normalized future prices, however, could be meaningfully higher than in the past decade notwithstanding the volatility that attends, notably, unseasonable weather conditions. The world's consumption of hydrocarbons is expected to continue to grow, having shown little sensitivity to higher prices. Supply is constrained, meanwhile, by the need for greater capital investment to sustain output from mature fields and to explore in areas characterized by significant geopolitical uncertainty. Therefore, energy securities have become an increasingly significant part of our portfolio with an accompanying decline in cash reserves. Corporate cash flows, furthermore, and their translation into dividends and share buybacks, have risen in importance as a portfolio metric. Dividends have been advantaged by the law change reducing the tax on them to 15% - the same rate as is applicable to long-term capital gains.

We enter 2005 with economic expansion more securely in place and anticipate modest, but healthy, growth in corporate results. Inflation remains subdued, though dollar weakness, historically, has led to its acceleration. Since roughly 40% of corporate earnings come from abroad, however, measured advances in prices can be beneficial thereto. Interest rates on long-dated bonds are not likely to decline again as they did last year, in the face of the Fed's seemingly inexorable march toward a 3% or higher Funds level. As rates increase, the consumer's ability to sustain spending, based on rising household wealth in the form of securities and real estate, may prove suspect in the context of low savings and the threat of unemployment. However, the combination of constrained capacity and pricing power should enable the corporate sector to importantly augment if not replace the consumer as the chief engine of economic growth.

Congressional support for the Bush agenda is likely to be tempered by the record budget deficit and Americans may become less tolerant of economic disparities, moreover, in the face of growing income inequality. But the U.S. should remain the destination of choice for capital and barring a dollar crisis the economy is likely to keep growing. In this environment, companies with relatively high, stable returns and low debt should continue to prosper, which augers well for General American's future returns.

We are pleased to announce that, on December 8, 2004, Craig A. Grassi, who has been an employee since 1991, was elected Assistant Vice-President of the Company and Maureen E. LoBello, an employee since 1992, was elected Assistant Secretary of the Company, both effective January 1, 2005.

We are also pleased to report that, on January 19, 2005, Peter E. de Svastich was elected Vice-President of the Company. Prior to joining the Company in November 2004, Mr. de Svastich had been a senior executive and/or chief financial officer of several investment management and financial services organizations over the past 35 years.

Information about the Company, including our investment objective, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, etc., is available on our website which can be accessed at www.generalamericaninvestors.com.

By Order of the Board of Directors,

Spencer Davidson
President and Chief Executive Officer
January 19, 2005

2  THE COMPANY
--------------------------------------------------------------------------------
   General American Investors

Corporate Overview

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization, internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the regulatory provisions of the Investment Company Act of 1940.

Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.


The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, showing a broad range of experience in business and financial affairs, is on the inside back cover of this report.

Portfolio Manager

Mr. Spencer Davidson has been responsible for the management of General American's portfolio since he was elected President and Chief Executive Officer of the Company in August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.

"GAM" Common Stock

As a closed-end investment company, General American Investors does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed daily (on an unaudited basis) and is furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in The New York Times, The Wall Street Journal and Barron's.

The ratio of market price to net asset value has shown considerable variation over a long period of time. While shares of GAM usually sell at a discount from their underlying net asset value, as do the shares of most other domestic equity closed-end investment companies, they, occasionally, sell at a premium over net asset value. The last time the Company's shares sold at a premium for a prolonged period was the year-long period from March 1992 through April 1993. During 2004, the stock sold at discounts from net asset value which ranged from 8.2% (March 11) to 12.6% (September 21). At December 31, the price of the stock was at a discount of 11.7% as compared with a discount of 10.2% a year earlier.

"GAM Pr B" Preferred Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate).

The Preferred Shares are noncallable for 5 years, are rated "aaa" by Moody's Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B).

3  THE COMPANY
--------------------------------------------------------------------------------
   General American Investors

The preferred capital is available to leverage the investment performance of the Common Stockholders. As is the case for leverage in general, it may also result in higher market volatility for the Common Stockholders.

Dividend Policy

The Company's dividend policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ending October 31 of that year. If any additional capital gains are realized or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year to Common Stockholders. Dividends on shares of Preferred Stock are paid quarterly. Distributions from capital gains and ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain dividends in varying amounts have been paid for each of the years 1943-2004 (except for the year 1974). (A table listing dividends paid during the 20-year period 1985-2004 is shown at the bottom of page 6.) To the extent that shares can be issued, dividends are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash. Spill-over dividends of very nominal amounts may be paid in cash only.

Proxy Voting Policies, Procedures and Record

The policies and procedures used by General American Investors to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the 12-month period ended June 30, 2004 are available: (1) without charge, upon request, by calling the Company at its toll-free number
(1-800-436-8401),       (2)      on      the      Company's      website      at
http://www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Direct Registration

In 2002, the Company implemented direct registration for its Common Shareholders. Direct registration, which is an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and the electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling American Stock Transfer & Trust Company at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalamericaninvestors.com - click on Dividends & Reports, then Report Downloads.

Privacy Policy and Practices

General American Investors collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Company's securities but only for those stockholders whose shares are registered in their names. This information includes the stockholder's address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company's securities at financial institutions such as brokers or banks in "street name" registration.

We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' nonpublic personal information.

4  INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

"Total return on $10,000 investment 20 years ended December 31, 2004"

The investment  return for a Common  Stockholder of General  American  Investors
(GAM) over the 20 years ended December 31, 2004 is shown in the table below and in the accompanying chart. The return based on GAM's net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1985.

The Stockholder Return is the return a Common Stock holder of GAM would have achieved assuming reinvestment of all optional dividends at the actual reinvestment price and reinvestment of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

The GAM Net Asset Value (NAV) Return is the return on shares of the Company's Common Stock based on the NAV per share, including the reinvestment of all dividends.

The S&P 500 Return is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.

                              GENERAL AMERICAN INVESTORS
----------------------------------------------------------------------     STANDARD & POOR'S 500
                 STOCKHOLDER RETURN         NET ASSET VALUE RETURN                RETURN
------------------------------------------------------------------------------------------------------------------------------------
              CUMULATIVE       ANNUAL       CUMULATIVE      ANNUAL       CUMULATIVE          ANNUAL
              INVESTMENT       RETURN       INVESTMENT      RETURN       INVESTMENT          RETURN
------------------------------------------------------------------------------------------------------------------------------------
     1985       $12,481        24.81%         $13,500       35.00%         $13,177           31.77%
     1986        13,875        11.17           15,008       11.17           15,640            18.69
     1987        11,640       -16.11           15,388        2.53           16,459             5.24
     1988        14,114        21.26           18,091       17.57           19,180            16.53
     1989        20,974        48.60           24,941       37.86           25,245            31.62
     1990        21,813         4.00           26,609        6.69           24,465            -3.09
     1991        40,354        85.00           42,865       61.09           31,902            30.40
     1992        46,319        14.78           44,386        3.55           34,323             7.59
     1993        38,945       -15.92           43,610       -1.75           37,797            10.12
     1994        35,884        -7.86           42,415       -2.74           38,277             1.27
     1995        43,498        21.22           52,416       23.58           52,631            37.50
     1996        51,971        19.48           62,884       19.97           64,688            22.91
     1997        74,101        42.58           83,038       32.05           86,249            33.33
     1998        97,302        31.31          112,217       35.14          110,873            28.55
     1999       135,464        39.22          153,064       36.40          134,112            20.96
     2000       161,337        19.10          180,065       17.64          121,921            -9.09
     2001       168,323         4.33          177,904       -1.20          107,425           -11.89
     2002       122,523       -27.21          136,951      -23.02           83,641           -22.14
     2003       155,616        27.01          174,475       27.40          107,529            28.56
     2004       169,295         8.79          192,568       10.37          119,131            10.79

5  INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

[CAPTION]
[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $200,000 in $20,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1985 through 2004 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Net Asset Value, and the third line represents the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]


         COMPARATIVE ANNUALIZED INVESTMENT RESULTS
         -----------------------------------------
    YEARS ENDED         STOCKHOLDER      GAM NET       S&P 500
 DECEMBER 31, 2004         RETURN       ASSET VALUE   STOCK INDEX
------------------------------------------------------------------
     1 year                 8.8 %         10.4 %         10.8 %
     5 years                4.6            4.7           -2.3
    10 years               16.8           16.3           12.0
    15 years               14.9           14.6           10.9
    20 years               15.2           15.9           13.2

6  MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
General American Investors



                                                                                   SHARES or
                                                               SHARES or      PRINCIPAL AMOUNT HELD
INCREASES                                                  PRINCIPAL AMOUNT      DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------
NEW POSITIONS

    Telecom Corporation of New Zealand Limited                4,600,000           4,600,000
    Unocal Corporation                                          500,000             700,000 (a)

ADDITIONS

    American International Group, Inc.                           70,000             335,000
    Apache Corporation                                          275,000             665,000
    CEMEX, S.A. de C.V. ADR                                     150,000           1,100,000
    Total S.A. ADR                                               28,000             275,000



DECREASES
---------------------------------------------------------------------------------------------------
ELIMINATIONS

    Baxter International Inc.                                   825,000                 -
    Cox Communications, Inc. Class A                            620,000 (b)             -

REDUCTIONS

    American Tower Corporation 9 3/8% due 2/1/09             $1,007,000          $1,314,000
    Annaly Mortgage Management, Inc.                            175,000             600,000
    Annuity and Life Re (Holdings), Ltd.                        125,000             500,000
    Everest Re Group, Ltd.                                       25,000             625,000
    Golden West Financial Corporation                            15,000             620,000 (c)
    Halliburton Company                                          75,000             525,000
    M&T Bank Corporation                                         20,000             310,000
    MetLife, Inc.                                                35,000             400,000
    Montpelier Re Holdings Ltd.                                  15,000             160,000
    PartnerRe Ltd.                                               25,000             475,000
    Pfizer Inc                                                   50,000           1,275,000
    Reinsurance Group of America, Incorporated                   60,000             385,000
    Transatlantic Holdings, Inc.                                  6,250             275,000
    Verisign, Inc.                                              100,000             133,500

* Excludes transactions in Stocks-Miscellaneous-Other.

(a) Includes shares purchased in prior period and previously carried under Stocks-Miscellaneous-Other.
(b) Includes shares disposed of in conjunction with a tender offer.
(c) Includes shares received in conjunction with a stock split.




DIVIDENDS PER COMMON SHARE (1985-2004)  (UNAUDITED)
--------------------------------------------------------------------------------
The following table shows aggregate dividends paid per share on the Company's Common Stock for each year during the 20-year period 1985-2004. Amounts shown include payments made after year-end attributable to income and gain in each respective year.

                      DIVIDEND FROM
                 --------------------------
                                LONG-TERM
   YEAR          INCOME#      CAPITAL GAINS
-------------------------------------------
   1985           $.47           $1.07
   1986            .36            2.15
   1987            .35            1.54
   1988            .29            1.69
   1989            .23            1.56
   1990            .21            1.65
   1991            .09            3.07
   1992            .03            2.93
   1993            .06            2.34
   1994            .06            1.59
   1995            .13            2.77
   1996            .25            2.71
   1997            .21            2.95
   1998            .47            4.40
   1999           1.04            4.05
   2000           2.03            6.16
   2001           1.01            1.37
   2002            .03             .33
   2003            .02             .59
   2004            .217            .957

#Includes short-term capital gains per share which amounted to $.12 in 1985, $.02 in 1989, $.03 in 1995, $.05 in 1996, $.62 in 1999,
$1.55 in 2000 and $.64 in 2001.

7  TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

The statement of investments as of December 31, 2004, shown on pages 12, 13 and 14 includes 59 security issues. Listed here are the ten largest holdings on that date.


                                                                                                    % COMMON
                                                                           SHARES         VALUE     NET ASSETS*
------------------------------------------------------------------------------------------------------------------------------------
THE HOME DEPOT, INC.                                                     1,920,000     $82,060,800       7.9%
The largest company in home center retailing, Home Depot's
proven merchandising capabilities and strong financial structure should provide the basis for continuing growth.
------------------------------------------------------------------------------------------------------------------------------------

THE TJX COMPANIES, INC.                                                  2,500,000      62,825,000       6.1
Through its T.J. Maxx and Marshalls divisions, TJX is a leading off-price retailer. The continued growth of these divisions, along with expansion into related U.S. and foreign off-price formats, provide ongoing opportunities.
------------------------------------------------------------------------------------------------------------------------------------

DEVON ENERGY CORPORATION                                                 1,600,000      62,272,000       6.0
One of the largest independent oil and gas exploration and
production companies, Devon operates both domestically and
internationally. Recent opportunistic acquisitions enhanced
production volumes and improved the company's exploration
profile.
------------------------------------------------------------------------------------------------------------------------------------

EVEREST RE GROUP, LTD.                                                     625,000      55,975,000       5.4
The largest independent U.S. property/casualty reinsurer which generates annual premiums of approximately $4.7 billion and has a high quality, well-reserved AA balance sheet. This Bermuda domiciled company has a strong management team that exercises prudent underwriting discipline and efficient expense control, resulting in above-average earnings progress.
------------------------------------------------------------------------------------------------------------------------------------

MICROSOFT CORPORATION                                                    1,525,000      40,748,000       3.9
The largest software company in the world, Microsoft has pricing power, substantial financial resources and a commitment to research and development, all of which provide significant competitive advantages and support long-term growth.
------------------------------------------------------------------------------------------------------------------------------------

CEMEX, S.A. de C.V. ADR                                                  1,100,000      40,062,000       3.9
Domiciled in Mexico, CEMEX is the third largest cement producer in the world.  With the expansion of its operations into related construction materials and additional geographic areas, as well as its focus on production cost containment, the company's free cash flow should continue to increase supporting a positive long-term outlook.
------------------------------------------------------------------------------------------------------------------------------------

REPUBLIC SERVICES, INC.                                                  1,175,000      39,409,500       3.8
A leading provider of non-hazardous solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enable Republic Services to generate significant free cash flow. The high probability of additional contracts and the expectation that economic activity will continue to improve should result in higher waste volumes for the company.
------------------------------------------------------------------------------------------------------------------------------------

GOLDEN WEST FINANCIAL CORPORATION                                          620,000      38,080,400       3.7
A savings and loan holding company with approximately $106
billion in assets headquartered in Oakland, CA. It has a strong, conservative management with a high level of insider ownership.
Excellent asset quality, tight expense control and efficient capital management help produce above-average earnings increases.
------------------------------------------------------------------------------------------------------------------------------------

WAL-MART STORES, INC.                                                      675,000      35,653,500       3.4
A policy of serving the mass market with everyday low prices, supported by the lowest cost structure has made Wal-Mart the world's largest retailer with ongoing growth opportunities in the U.S. and overseas.
------------------------------------------------------------------------------------------------------------------------------------

PFIZER INC                                                               1,275,000      34,284,750       3.3
Well established as a leader in the pharmaceutical industry, Pfizer continues its commitment to research and development and its ability to effectively market products. Pfizer remains dedicated to optimizing its corporate structure and is streamlining the company.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      $491,370,950      47.4%
                                                                                      ============      =====
*Net assets applicable to the Company's Common Stock.


8  PORTFOLIO DIVERSIFICATION (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

"The diversification of the Company's net assets applicable to its Common Stock by industry group as of December 31, 2004 and 2003 is shown in the following table."

                                                                             PERCENT COMMON NET ASSETS*
                                           DECEMBER 31, 2004                        DECEMBER 31
-----------------------------------------------------------------------------------------------------------------
INDUSTRY CATEGORY                   COST(000)            VALUE(000)            2004             2003
-----------------------------------------------------------------------------------------------------------------
Finance and Insurance
  Banking                            $21,698              $103,949             10.1%            9.5%
  Insurance                           80,245               192,006             18.5            19.7
  Other                               16,846                21,444              2.1             2.3
                                     -------               -------             ----            ----
                                     118,789               317,399             30.7            31.5
                                     -------               -------             ----            ----
Retail Trade                          68,036               214,426             20.7            18.8
Oil and Natural Gas
  (Including Services)               143,024               188,817             18.3             5.5
                                     -------               -------             ----            ----
Health Care
  Pharmaceuticals                     79,965               110,044             10.6            15.8
  Medical Instruments
    and Devices                       10,484                22,352              2.1             2.2
  Health Care Services                     -                     -              -               2.3
                                      ------               -------             ----            ----
                                      90,449               132,396             12.7            20.3
                                      ------               -------             ----            ----
Communications and
  Information Services                69,016                76,576              7.3             5.6
Computer Software and Systems         53,801                57,301              5.5             1.0
Miscellaneous**                       43,897                45,363              4.4             0.7
Building and Real Estate              29,122                40,062              3.9             1.2
Environmental Control
  (Including Services)                26,227                39,409              3.8             3.0
Consumer Products and Services        28,303                39,094              3.8             2.8
Electronics                           15,451                19,055              1.8             2.1
Semiconductors                         9,890                 9,151              0.9             2.3
Special Holdings                       8,010                 1,449              0.1             0.2
                                     -------             ---------            -----           -----
                                     704,015             1,180,498            113.9            95.0
Short-Term Securities                 58,488                58,488              5.6            25.3
                                    --------             ---------            -----           -----
  Total Investments                 $762,503             1,238,986            119.5           120.3
Liabilities in excess of Other      ========
  Assets - Net                                              (2,593)            (0.2)           (0.1)
Preferred Stock                                           (200,000)           (19.3)          (20.2)
Net Assets Applicable to                                ----------            ------          ------
  Common Stock                                          $1,036,393            100.0%          100.0%
                                                        ==========            ======          ======

*   Net assets applicable to the Company's Common Stock.
**   Securities which have been held for less than one year.

9  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
   General American Investors

                                                                                DECEMBER 31,
                                                                     ------------------------------
 ASSETS                                                                  2004              2003
---------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks
      (cost $691,689,451 and $512,775,431, respectively)          $1,167,272,723       $927,510,131
   Convertible corporate notes (cost $12,326,060 and
      $9,714,002, respectively)                                       13,225,252         10,250,000
   Corporate discount notes
      (cost $58,487,897 and $149,931,413, respectively)               58,487,897        149,931,413
   U.S. Treasury bills (cost $99,546,882 for 2003)                             -         99,546,882
                                                                  --------------      -------------
   Total investments (cost $762,503,408 and $771,967,728,
      respectively)                                                1,238,985,872      1,187,238,426
CASH, RECEIVABLES AND OTHER ASSETS
   Cash (including margin account balance of
      $681 for 2004)                                                     176,980             54,695
   Receivable for securities sold                                              -          2,731,429
   Deposit with broker for securities sold short                       3,070,685         13,684,582
   Deposit with broker for options written                               188,519                  -
   Dividends, interest and other receivables                           1,081,136          2,093,543
   Prepaid expenses                                                    7,511,301          6,979,584
   Other                                                                 261,801            321,045
                                                                   -------------      -------------
TOTAL ASSETS                                                       1,251,276,294      1,213,103,304
                                                                   -------------      -------------
LIABILITIES
---------------------------------------------------------------------------------------------------
   Payable for securities purchased                                      411,300          1,480,264
   Preferred dividend accrued but not yet declared                       231,389            231,389
   Securities sold short, at value (proceeds $3,070,685
     and $13,684,582, respectively) (note 1a)                          3,608,280         15,307,245
   Outstanding options written, at value (premiums
     received $188,519 for 2004) (note 1a)                               123,580                  -
   Accrued expenses and other liabilities                             10,508,652          9,749,295
                                                                     -----------         ----------
TOTAL LIABILITIES                                                     14,883,201         26,768,193
                                                                     -----------         ----------

 5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
   8,000,000 shares at a liquidation value of $25 per share (note 2) 200,000,000        200,000,000
                                                                     -----------       ------------
NET ASSETS APPLICABLE TO COMMON STOCK - 29,205,312
    and 29,789,263 shares, respectively (note 2)                  $1,036,393,093       $986,335,111
                                                                  ==============       ============
NET ASSET VALUE PER COMMON SHARE                                          $35.49             $33.11
                                                                          ======             ======

NET ASSETS APPLICABLE TO COMMON STOCK
---------------------------------------------------------------------------------------------------
   Common Stock, 29,205,312 and 29,789,263 shares at par
        value, respectively (note 2)                                 $29,205,312        $29,789,263
   Additional paid-in capital (note 2)                               521,985,714        538,582,843
   Undistributed realized gain on investments (note 2)                 7,864,450          2,951,398
   Undistributed net investment income (note 2)                        1,559,198          1,594,961
   Unallocated distributions on Preferred Stock                         (231,389)          (231,389)
   Unrealized appreciation on investments, securities
        sold short and options                                       476,009,808        413,648,035
                                                                  --------------       ------------
NET ASSETS APPLICABLE TO COMMON STOCK                             $1,036,393,093       $986,335,111
                                                                  ==============       ============

(see notes to financial statements)

10  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
    General American Investors

                                                                          YEAR ENDED DECEMBER 31,
                                                                         --------------------------
INCOME                                                                     2004             2003
---------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
       of $222,175 in 2004)                                            $18,010,297       $7,810,852
   Interest                                                              2,538,401        4,168,048
                                                                       -----------       ----------
TOTAL INCOME                                                            20,548,698       11,978,900
                                                                       -----------       ----------
EXPENSES
---------------------------------------------------------------------------------------------------
   Investment research                                                   7,257,447        6,804,863
   Administration and operations                                         2,685,811        2,750,817
   Office space and general                                                535,685          554,237
   Directors' fees and expenses                                            187,539          160,213
   Transfer agent, custodian and registrar fees and expenses               179,102          176,626
   Auditing and legal fees                                                 172,200          188,250
   Stockholders' meeting and reports                                       169,197          118,874
   Miscellaneous taxes                                                     108,236           85,780
                                                                        ----------       ----------
TOTAL EXPENSES                                                          11,295,217       10,839,660
                                                                        ----------       ----------
NET INVESTMENT INCOME                                                    9,253,481        1,139,240
                                                                        ----------       ----------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1f AND 4)
---------------------------------------------------------------------------------------------------
   Net realized gain on investments:
       Long transactions                                                39,187,387       28,586,216
       Short sale transactions (note 1b)                                (2,512,348)        (441,706)
       Option transactions (note 1c)                                        98,990                -
                                                                        ----------      -----------
   Net realized gain on investments (long-term)                         36,774,029       28,144,510
     Net increase in unrealized appreciation                            62,361,773      200,469,430
                                                                       -----------      -----------
NET GAIN ON INVESTMENTS                                                 99,135,802      228,613,940
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                (11,900,000)     (11,075,000)
                                                                       -----------      -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $96,489,283     $218,678,180
                                                                       ===========     ============


(see notes to financial statements)

11  STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
    General American Investors

                                                                           YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
OPERATIONS                                                                 2004            2003
---------------------------------------------------------------------------------------------------
   Net investment income                                                $9,253,481       $1,139,240
   Net realized gain on investments                                     36,774,029       28,144,510
   Net increase in unrealized appreciation                              62,361,773      200,469,430
                                                                        ----------      -----------
   Distributions to Preferred Stockholders:
      From net income                                                   (2,686,304)        (365,476)
      From long-term capital gains                                      (9,213,696)     (10,709,524)
                                                                       -----------      -----------
      Decrease in net assets from Preferred distributions              (11,900,000)     (11,075,000)
                                                                       -----------      -----------

 INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       96,489,283      218,678,180
                                                                       -----------      -----------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
---------------------------------------------------------------------------------------------------
   From net income                                                      (6,602,940)        (531,570)
   From long-term capital gains                                        (22,647,281)     (15,572,788)
                                                                       -----------      ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                       (29,250,221)     (16,104,358)
                                                                       -----------      ------------

CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)       15,781,952        9,724,118
   Cost of Common Shares purchased (note 2)                            (32,963,032)     (28,454,956)
   Underwriting discount and other expenses associated with
      the issuance of Preferred Stock (note 2)                                   -       (6,700,000)
                                                                        ----------      ------------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                          (17,181,080)     (25,430,838)
                                                                        ----------      ------------
NET INCREASE  IN NET ASSETS                                             50,057,982      177,142,984

NET ASSETS APPLICABLE TO COMMON STOCK
----------------------------------------------------------------------------------------------------

BEGINNING OF YEAR                                                      986,335,111      809,192,127
                                                                       -----------      -----------
END OF YEAR (including undistributed net investment income of
       $1,559,199 and $1,594,961, respectively)                     $1,036,393,093    $ 986,335,111
                                                                    ==============    =============



(see notes to financial statements)

12  STATEMENT OF INVESTMENTS DECEMBER 31, 2004
--------------------------------------------------------------------------------
    General American Investors

                        COMMON STOCKS
                        --------------------------------------------------------------------------------------
                        SHARES OR PRINCIPAL AMOUNT                                               VALUE (NOTE 1a)
--------------------------------------------------------------------------------------------------------------
BUILDING AND            1,100,000 CEMEX, S.A. de C.V. ADR               (COST  $29,121,764)        $40,062,000
REAL ESTATE (3.9%)                                                                                 -----------
--------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND        550,000 American Tower Corporation (a)                                    10,120,000
INFORMATION SERVICES      550,000 CIENA Corporation (a)                                              1,837,000
(7.2%)                    900,000 Cisco Systems, Inc. (a)                                           17,388,000
                          150,000 Juniper Networks, Inc. (a)                                         4,078,500
                          500,000 Lamar Advertising Company Class A (a)                             21,390,000
                        4,600,000 Telecom Corporation of New Zealand Limited                        20,378,000
                                                                                                    ----------
                                                                        (COST  $67,633,399)         75,191,500
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE         300,000 EMC Corporation (a)                                                4,461,000
AND SYSTEMS (5.5%)      1,525,000 Microsoft Corporation                                             40,748,000
                          623,000 NetIQ Corporation (a)                                              7,606,830
                          133,500 VeriSign, Inc. (a)                                                 4,485,600
                                                                                                    ----------
                                                                        (COST  $53,801,539)         57,301,430
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS         350,000 Diageo plc ADR                                                    20,258,000
AND SERVICES (3.8%)       275,000 Ethan Allen Interiors Inc.                                        11,005,500
                          150,000 PepsiCo, Inc.                                                      7,830,000
                                                                                                    ----------
                                                                         (COST $28,303,579)         39,093,500
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
ELECTRONICS (1.8%)        715,000 Molex Incorporated Class A             (COST $15,450,691)         19,054,750
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL   1,175,000 Republic Services, Inc.                (COST $26,227,380)         39,409,500
(INCLUDING SERVICES)                                                                                ----------
(3.8%)
--------------------------------------------------------------------------------------------------------------
FINANCE AND INSURANCE     BANKING (10.1%)
(30.7%)                   ------------------------------------------------------------------------------------
                          368,000 Bank of America Corporation                                       17,292,320
                          620,000 Golden West Financial Corporation                                 38,080,400
                          310,000 M&T Bank Corporation                                              33,430,400
                          205,000 SunTrust Banks, Inc.                                              15,145,400
                                                                                                   -----------
                                                                         (COST $21,697,463)        103,948,520
                                                                                                   -----------
                          INSURANCE (18.5%)
                          ------------------------------------------------------------------------------------
                          335,000 American International Group, Inc.                                21,999,450
                          500,000 Annuity and Life Re (Holdings), Ltd. (a)                             227,500
                              300 Berkshire Hathaway Inc. Class A (a)                               26,370,000
                          625,000 Everest Re Group, Ltd.                                            55,975,000
                          400,000 MetLife, Inc.                                                     16,204,000
                          160,000 Montpelier Re Holdings Ltd.                                        6,152,000
                          475,000 PartnerRe Ltd.                                                    29,421,500
                          385,000 Reinsurance Group of America, Incorporated                        18,653,250
                          275,000 Transatlantic Holdings, Inc.                                      17,003,250
                                                                                                   -----------
                                                                         (COST $80,245,273)        192,005,950
                                                                                                   -----------
                           OTHER (2.1%)
                           -----------------------------------------------------------------------------------
                           600,000 Annaly Mortgage Management, Inc.                                 11,772,000
                            95,194 Central Securities Corporation                                    2,175,183
                           850,000 MFA Mortgage Investments, Inc.                                    7,497,000
                                                                                                   -----------
                                                                         (COST $16,846,447)         21,444,183
                                                                                                   -----------
                                                                        (COST $118,789,183)        317,398,653
                                                                                                   -----------

--------------------------------------------------------------------------------
    General American Investors

                          COMMON STOCKS (Continued)
                          ------------------------------------------------------------------------------------
                          SHARES OR PRINCIPAL AMOUNT                                             VALUE (NOTE 1a)
--------------------------------------------------------------------------------------------------------------
HEALTH CARE (12.7%)       PHARMACEUTICALS (10.6%)
                          ------------------------------------------------------------------------------------
                          340,000 Alkermes, Inc. (a)                                                $4,790,600
                          250,000 Biogen Idec Inc. (a)                                              16,652,500
                          300,000 Bristol-Myers Squibb Company                                       7,686,000
                           75,000 Cytokinetics, Incorporated (a)                                       768,750
                          270,000 Genaera Corporation (a)                                              923,400
                          560,000 Genentech, Inc. (a)                                               30,486,400
                          375,000 Genta Incorporated (a)                                               660,000
                          455,000 MedImmune, Inc. (a)                                               12,335,050
                          120,000 Millennium Pharmaceuticals, Inc. (a)                               1,456,800
                        1,275,000 Pfizer Inc                                                        34,284,750
                                                                                                   -----------
                                                                         (COST $79,964,902)        110,044,250
                                                                                                   -----------
                          MEDICAL INSTRUMENTS AND DEVICES (2.1%)
                          ------------------------------------------------------------------------------------
                          450,000 Medtronic, Inc.                        (COST $10,483,716)         22,351,500
                                                                                                   -----------
                                                                         (COST $90,448,618)        132,395,750
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
MISCELLANEOUS (4.4%)              Other (b)                              (COST $43,896,672)         45,362,730
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
OIL AND NATURAL GAS       665,000 Apache Corporation                                                33,629,050
(INCLUDING SERVICES)    1,600,000 Devon Energy Corporation                                          62,272,000
(17.1%)                   525,000 Halliburton Company                                               20,601,000
                          275,000 Total S.A. ADR                                                    30,206,000
                          700,000 Unocal Corporation                                                30,268,000
                                                                                                   -----------
                                                                        (COST $132,080,537)        176,976,050
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
RETAIL TRADE (20.7%)      700,000 Costco Wholesale Corporation                                      33,887,000
                        1,920,000 The Home Depot, Inc. (c)                                          82,060,800
                        2,500,000 The TJX Companies, Inc.                                           62,825,000
                          675,000 Wal-Mart Stores, Inc.                                             35,653,500
                                                                                                   -----------
                                                                         (COST $68,036,225)        214,426,300
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS (0.9%)     491,500 Brooks Automation, Inc. (a)                                        8,463,630
                          197,000 EMCORE Corporation (a)                                               687,530
                                                                                                     ---------
                                                                          (COST $9,890,144)          9,151,160
                                                                                                     ---------
--------------------------------------------------------------------------------------------------------------
SPECIAL HOLDINGS          200,000 Cytokinetics, Incorporated                                         1,435,000
(a)(d)                    144,000 Silicon Genesis Corporation                                           14,400
(NOTE 5)(0.1%)            546,000 Standard MEMS, Inc. Series A Convertible Preferred                        -
                                                                                                   -----------
                                                                          (COST $8,009,720)          1,449,400 (e)
--------------------------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS (112.6%)                            (COST $691,689,451)      1,167,272,723
                                                                                                --------------
--------------------------------------------------------------------------------------------------------------

                    CONVERTIBLE CORPORATE NOTES
                    ------------------------------------------------------------------------------------------
COMMUNICATIONS AND     $1,314,000 American Tower Corporation 9 3/8% due 2/1/09(COST $1,382,859)      1,384,627
INFORMATION SERVICES                                                                               -----------
(0.1%)


OIL & NATURAL GAS     $22,500,000 El Paso Corporation 0% due 2/28/21     (COST $10,943,201)         11,840,625
(INCLUDING SERVICES)                                                                               -----------
(1.2%)

                      TOTAL CONVERTIBLE CORPORATE NOTES (1.3%)           (COST $12,326,060)         13,225,252
                                                                                                   -----------


--------------------------------------------------------------------------------
    General American Investors

         SHORT-TERM SECURITIES AND OTHER ASSETS
         ----------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                                                                 VALUE (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------------
 $19,900,000           American Express Credit Corporation notes due 1/3-1/13/05; 2.09%-2.24%                     $19,861,908
  18,200,000           American General Finance Corporation notes due 1/10-1/20/05; 2.28%-2.31%                    18,163,437
  12,500,000           General Electric Capital Corporation notes due 1/6-1/25/05; 2.13%-2.28%                     12,478,979
   8,000,000           Prudential Funding, LLC note due 1/18/05; 2.24%                                              7,983,573
                                                                                                               --------------
                       TOTAL SHORT-TERM SECURITIES (5.6%)               (COST $58,487,897)                         58,487,897
                                                                                                               --------------
TOTAL INVESTMENTS (f) (119.5%)                                         (COST $762,503,408)                      1,238,985,872
     Liabilities in excess of cash, receivables and other assets (-0.2%)                                           (2,592,779)
                                                                                                               --------------
                                                                                                                1,236,393,093
                                                                                                               --------------
PREFERRED STOCK (-19.3%)                                                                                         (200,000,000)
                                                                                                               --------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                                   $1,036,393,093
                                                                                                               ==============

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year.
 (c) 1,000,000 shares held by custodian in a segregated custodian account as collateral for open short positions.
 (d) Restricted security.
 (e) Fair value of each holding in the opinion of the directors.
 (f) At December 31, 2004: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $515,997,743, (3) aggregate gross unrealized depreciation was $39,515,279, and (4) net unrealized appreciation was $476,482,464.

--------------------------------------------------------------------------------------------------------------------------------

          STATEMENT OF SECURITIES SOLD SHORT DECEMBER 31, 2004
          ---------------------------------------------------------------------
          General American Investors

          COMMON STOCKS
          ---------------------------------------------------------------------------------------------------

         SHARES                                                                                VALUE(NOTE1a)
         ---------------------------------------------------------------------------------------------------
         58,500        Electronic Arts Inc.                          (PROCEEDS $3,070,685)        $3,608,280
                                                                                                 ===========


--------------------------------------------------------------------------------
          STATEMENT OF OPTIONS WRITTEN DECEMBER 31, 2004
          ----------------------------------------------------------------------
          General American Investors

    CONTRACTS
 (100 SHARES EACH)     COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE                                         VALUE (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS
---------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES
---------------------------------------------------------------------------------------------------------------------------
         539           Cox Communications, Inc. Class A/January 05/$32.50(PREMIUMS RECEIVED $90,021)          $118,580
                                                                                                              --------
---------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS
---------------------------------------------------------------------------------------------------------------------------
    OIL & NATURAL GAS (INCLUDING SERVICES)
--------------------------------------------------------------------------------------------------------------------------
         500           Apache Corporation/January 05/$45                 (PREMIUMS RECEIVED $98,498)             5,000
                                                                                                                 -----

                TOTAL OPTIONS                                           (PREMIUMS RECEIVED $188,519)          $123,580
                                                                                                              ========

(see notes to financial statements)

15  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
     Certain prior year financial statement items have been reclassified, from Other Comprehensive Income to a reduction of Expenses and an increase in Net Investment Income, to conform to the current year presentation.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions and options written) on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. OPTIONS The Company may purchase and write (sell) put and call options. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

d. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

e. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

f.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

--------------------------------------------------------------------------------
2.  CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 29,205,312 shares and 8,000,000 shares, respectively, were outstanding at December 31, 2004.

     On September 23, 2003, the Company redeemed all of its then outstanding 6,000,000 shares of 7.20% Tax-Advantaged Cumulative Preferred Stock, Series A, at a redemption price of $25.00 per share. The Series A Preferred Shares were issued originally on June 19,1998.

     On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

     The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital

--------------------------------------------------------------------------------
General American Investors

--------------------------------------------------------------------------------
2.  CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS -
    (Continued from bottom of previous page.)

     Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

     The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

     At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

     The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

   Transactions in Common Stock during 2004 and 2003 were as follows:

                                                    SHARES                       AMOUNT
                                               --------------------------------------------------
                                               2004        2003          2004            2003
                                               ----------------          ------------------------
      Shares issued in payment of dividends
         (includes 508,849 and 334,507 shares
         issued from treasury, respectively)   508,849   334,507           $508,849     $334,507
      Increase in paid-in capital                                        15,273,103    9,389,611
                                                                         ----------    ---------
         Total increase                                                  15,781,952    9,724,118
                                                                         ----------    ---------
      Shares purchased (at an average
         discount from net asset value of
         10.3% and 9.7%, respectively)       1,092,800 1,106,600         (1,092,800)  (1,106,600)
      Decrease in paid-in capital                                       (31,870,232) (27,348,356)
                                                                        -----------  ------------
         Total decrease                                                 (32,963,032) (28,454,956)
                                                                        -----------  ------------
      Net decrease                                                     ($17,181,080)($18,730,838)
                                                                        ===========  ============

      At December 31, 2004, the Company held in its treasury 2,026,251 shares of Common Stock with an aggregate cost in the amount of $49,417,395.

  Distributions for tax and book purposes are substantially the same.
  As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

    Undistributed ordinary income                        $43,964
    Undistributed long-term gains                      7,897,333
    Unrealized appreciation                          476,009,808
                                                     -----------
                                                    $483,951,105
                                                    ============
--------------------------------------------------------------------------------
3.  OFFICERS' COMPENSATION
The aggregate compensation paid by the Company during 2004 and 2003 to its officers amounted to $4,872,000 and $4,994,000, respectively.

--------------------------------------------------------------------------------
4.  PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities and securities sold short (other than short-term securities and options) during 2004 amounted to on long transactions $317,603,409 and $175,264,718, respectively, and on short sale transactions $16,196,930 and $3,070,685, respectively.

--------------------------------------------------------------------------------
5.  RESTRICTED SECURITIES

                                                        DATE                               VALUE
                                                     ACQUIRED             COST            (NOTE 1a)
                                                    -----------------------------------------------
   Cytokinetics, Incorporated                          3/21/03         $2,000,000       $1,435,000
   Silicon Genesis Corporation                         2/16/01          3,006,720           14,400
   Standard MEMS, Inc. Series A Convertible Preferred1 2/17/99          3,003,000                -
                                                                       ----------       ----------
   Total                                                               $8,009,720       $1,449,400
                                                                       ==========       ==========

--------------------------------------------------------------------------------
6.  PENSION BENEFIT PLANS
The Company has both a funded (Qualified) and an unfunded (Supplemental) noncontributory defined benefit pension plans that cover substantially all of its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation.

     The Company also has funded and unfunded contributory defined contribution thrift plans that cover substantially all employees. The aggregate cost of such plans for 2004 and 2003 was $626,307 and $768,050, respectively. The unfunded liability included in other liabilities at December 31, 2004 and 2003 was $2,541,127 and $2,131,642, respectively.

--------------------------------------------------------------------------------
    General American Investors

6. PENSION BENEFIT PLANS - (Continued from bottom of previous page.) OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:

                                                          2004                               2003
                                             -------------------------------    -----------------------------------
                                             QUALIFIED  SUPPLEMENTAL            QUALIFIED  SUPPLEMENTAL
                                               PLAN         PLAN       TOTAL      PLAN        PLAN         TOTAL
                                             ---------  ------------  ------    ---------  ------------  ----------
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of year     $6,793,866   $2,429,480 $9,223,346   $6,271,793   $2,194,060   $8,465,853
Service cost                                   151,059       91,900    242,959      126,315       80,159      206,474
Interest cost                                  420,507      153,455    573,962      416,776      149,129      565,905
Benefits Paid                                 (427,238)    (127,773)  (555,011)    (435,820)    (127,773)    (563,593)
Actuarial (gains)/losses                       395,684      144,698    540,382      414,802      133,905      548,707
Plan amendments                                153,737       (1,124)   152,613         -            -            -
                                            ----------   ----------  ---------   ----------   ----------   ----------
Benefit obligation at end of year            7,487,615    2,690,636 10,178,251    6,793,866    2,429,480    9,223,346
                                            ----------   ----------  ---------   ----------   ----------   ----------
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning
   of year                                  13,029,458        -     13,029,458   10,005,449        -       10,005,449
Actual return on plan assets                 2,023,352        -      2,023,352    3,459,829        -        3,459,829
Employer contributions                           -          127,773    127,773         -         127,773      127,773
Benefits paid                                 (427,238)    (127,773)  (555,011)    (435,820)    (127,773)    (563,593)
                                            ----------   ----------  ---------   ----------   ----------   ----------
Fair value of plan assets at end of year    14,625,572        -     14,625,572   13,029,458        -       13,029,458
                                            ----------   ----------  ---------   ----------   ----------   ----------
FUNDED STATUS                                7,137,957   (2,690,636) 4,447,321    6,235,592   (2,429,480)   3,806,112
Unrecognized actuarial (gains)/losses          206,316     (352,908)  (146,592)     753,634     (522,477)     231,157
Unrecognized prior service cost                134,662       99,896    234,558      (35,320)     129,585       94,265
                                            ----------   ----------  ---------   ----------   ----------   ----------
Net amount recognized                       $7,478,935  ($2,943,648)$4,535,287   $6,953,906  ($2,822,372)  $4,131,534
                                            ==========   ==========  =========   ==========   ==========   ==========
AMOUNTS RECOGNIZED IN THE STATEMENT OF
   ASSETS AND LIABILITIES CONSIST OF:
Prepaid benefit cost                        $7,478,935        -     $7,478,935   $6,953,906        -       $6,953,906
Accrued benefit liability                        -      ($2,943,648)(2,943,648)       -      ($2,822,372)  (2,822,372)
                                            ----------   ----------  ---------   ----------   ----------   ----------
Net amount recognized                       $7,478,935  ($2,943,648)$4,535,287   $6,953,906  ($2,822,372)  $4,131,534
                                            ==========   ==========  =========   ==========   ==========   ==========
Accumulated Benefit Obligation              $6,882,288   $2,295,334 $9,177,622   $6,264,441   $2,046,700   $8,311,141
Projected Benefit Obligation                 7,487,615    2,690,636 10,178,251    6,793,866    2,429,480    9,223,346
Fair value of plan assets                   14,625,572        -     14,625,572   13,029,458        -       13,029,458
WEIGHTED-AVERAGE ASSUMPTIONS AS OF
   END OF FISCAL YEAR
Discount rate                                     5.75%        5.75%                   6.25%        6.25%
Expected return on plan assets                    8.75%         N/A                    8.75%         N/A
Salary scale assumption                           4.25%        4.25%                   4.25%        4.25%
COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost                                  $151,059      $91,900    $242,959    $126,315      $80,159     $206,474
Interest cost                                  420,507      153,455     573,962     416,776      149,129      565,905
Expected return on plan assets              (1,080,350)        -     (1,080,350) (1,031,094)           -   (1,031,094)
Amortization of:
  Prior service cost                           (16,245)      28,565      12,320     (16,244)      28,564       12,320
  Recognized net actuarial loss (gain)              -       (24,871)    (24,871)       -         (37,294)     (37,294)
                                            ----------   ----------  ---------   ----------   ----------   ----------
Net periodic benefit cost                    ($525,029)    $249,049   ($275,980)  ($504,247)    $220,558    ($283,689)
                                            ==========   ==========  =========   ==========   ==========   ==========
WEIGHTED-AVERAGE ASSUMPTIONS FOR DETERMINING NET PERIODIC BENEFIT
   COST FOR YEARS ENDED DECEMBER 31
       Discount rate                            6.25%          6.25%                 6.75%          6.75%
       Expected long-term rate of return
          on plan assets                        8.75%           N/A                  8.75%           N/A
       Rate of salary increase                  4.25%          4.25%                 4.25%          4.25%

The Company's Pension Committee, based on input from management and an outside consultant, reviews and determines the reasonableness of plan assumptions and the allocation of plan assets.

-------------------------------------------------------------------------------
PLAN ASSETS
The Company's qualified pension plan asset allocations at December 31, 2004 and 2003, by asset category, are as follows:

                                December 31
                             ---------------
Asset Category               2004       2003
                             ----       ----
  Equity securities          96.6%      96.5%
  Debt securities             3.4        3.5
                            -----      -----
Total                       100.0%     100.0%
                            =====      =====


--------------------------------------------------------------------------------

CASH FLOWS                                 Qualified   Supplemental
                                              Plan         Plan         Total
                                          ----------   -------------   ---------
Expected Company Contributions for 2005
   to Plan Participants/Total Contributions     -        $192,644      $192,644
                                          ==========   =============   =========
Estimated Future Benefit Payments:
     2005                                  $454,107      $192,644      $646,751
     2006                                   456,027       214,642       670,669
     2007                                   459,003       249,293       708,296
     2008                                   462,980       290,589       753,569
     2009                                   462,946       317,475       780,421
     2010-2014                            2,297,373     1,910,776     4,208,149

--------------------------------------------------------------------------------
7.  CALL AND PUT OPTIONS
   Transactions in written covered call and collateralized put options during the year ended December 31, 2004 were as follows:

                                                              Covered Calls         Collateralized Puts
                                                      --------------------------  -------------------------
                                                      Contracts         Premiums  Contracts        Premiums
                                                      ---------         --------  ---------        --------
Options outstanding, December 31, 2003                    -                 -         -                -
Options written                                         2,245           $444,998     750           $172,746
Options terminated in closing purchase transactions      (971)          (220,471)   (250)           (74,248)
Options exercised                                        (735)          (134,506)     -                -
                                                      ---------         --------   --------        --------
Options outstanding, December 31,2004                     539            $90,021     500            $98,498
                                                      =========         ========   ========        ========

--------------------------------------------------------------------------------
General American Investors

8.  OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

     Rental expense approximated $296,000 for 2004. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2005 through 2007.

     In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2005 through 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

--------------------------------------------------------------------------------
9. SUBSEQUENT EVENT
On January 19, 2005, the Board of Directors declared on the Common Stock a dividend of $7,929,239 from net long-term capital gains and a dividend of $58,303 from ordinary income. These dividends are payable in shares of Common Stock, or in cash upon request, on March 10, 2005.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 2004. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                                       2004        2003          2002          2001          2000
                                                     --------    --------      --------      --------      --------
   PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of year                $33.11      $26.48        $35.14        $39.91        $41.74
                                                       ------      ------        ------        ------        ------
        Net investment income                             .32         .03           .19           .41           .53
        Net gain (loss) on securities - realized
             and unrealized                              3.48        7.72         (7.88)         (.66)         6.12
                                                       ------      ------        ------        ------        ------
        Distributions on Preferred Stock:
             Dividends from investment income            (.09)       (.01)         (.12)         (.07)(a)      (.11)(b)
             Distributions from capital gains            (.32)       (.35)         (.23)         (.29)         (.29)
                                                       ------      ------        ------        ------        ------
                                                         (.41)       (.36)         (.35)         (.36)         (.40)
                                                       ------      ------        ------        ------        ------
      Total from investment operations                   3.39        7.39         (8.04)         (.61)         6.25
                                                       ------      ------        ------        ------        ------
      Less distributions on Common Stock:
             Dividends from investment income            (.23)       (.02)         (.21)(c)      (.88)(d)     (2.30)(e)
             Distributions from capital gains            (.78)       (.52)         (.41)        (3.28)        (5.78)
                                                       ------      ------        ------        ------        ------
                                                        (1.01)       (.54)         (.62)        (4.16)        (8.08)
                                                       ------      ------        ------        ------        ------
     Capital Stock transaction -
        effect of Preferred Stock offering                 -         (.22)          -             -             -
                                                       ------      ------        ------        ------        ------
     Net asset value, end of year                      $35.49      $33.11        $26.48        $35.14        $39.91
                                                       ======      ======        ======        ======        ======
     Per share market value, end of year               $31.32      $29.73        $23.85        $33.47        $36.00
                                                       ======      ======        ======        ======        ======

   TOTAL INVESTMENT RETURN - Stockholder
     Return, based on market price per share             8.79%      27.01%       (27.21)%        4.33%        19.10%

   RATIOS AND SUPPLEMENTAL DATA
     Net assets applicable to Common Stock,
        end of year (000's omitted)                 $1,036,393   $986,335      $809,192     $1,097,530   $1,155,039
     Ratio of expenses to average net assets
        applicable to Common Stock                       1.15%       1.23%         0.92%         0.97%         1.05%
     Ratio of net income to average net assets
        applicable to Common Stock                       0.94%       0.13%        0.61%          1.15%         1.24%
     Portfolio turnover rate                            16.71%      18.62%       22.67%         23.81%        40.61%

   PREFERRED STOCK
     Liquidation value, end of year
        (000's omitted)                              $200,000    $200,000      $150,000      $150,000      $150,000
     Asset coverage                                       618%        593%          639%          832%          870%
     Liquidation preference per share                  $25.00      $25.00        $25.00        $25.00        $25.00
     Market value per share                            $24.97      $25.04        $25.85        $25.90        $24.25

   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.19 per share.
   (d) Includes short-term capital gain in the amount of $.51 per share.
   (e) Includes short-term capital gain in the amount of $1.82 per share.


19  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statements of investments, securities sold short and options written, of General American Investors Company, Inc. as of December 31, 2004, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit
includes  examining,   on  a  test  basis,  evidence  supporting  amounts  and
disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 2004, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
January 19, 2005

20  OFFICERS
--------------------------------------------------------------------------------
    General American Investors

   NAME (AGE)                 PRINCIPAL OCCUPATION             NAME (AGE)                PRINCIPAL OCCUPATION
    EMPLOYEE SINCE              DURING PAST 5 YEARS             EMPLOYEE SINCE            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Spencer Davidson (62)         President and Chief               Peter P. Donnelly (56)    Vice-President of the
     1994                     Executive Officer of the            1974                     Company since 1991
                              Company since 1995                                           securities trader


Andrew V. Vindigni (45)       Vice-President of the             Diane G. Radosti (52)    Treasurer of the
     1988                     Company since 1995                  1980                     Company since 1990
                              security analyst (financial                                  Principal Accounting
                              services industry)                                           Officer since 2003


Eugene L. DeStaebler, Jr.(66) Vice-President, Administration   Carole Anne Clementi (58)  Secretary of the Company
     1975                     of the Company since 1978           1982                     since 1994
                              Principal Financial                                          shareholder relations
                              Officer since 2002;                                          and office management
                              Chief Compliance Officer
                              since 2004

Peter E. de Svastich (61)     Vice-President of the Company    Craig A. Grassi (36)       Assistant Vice-President of
     2004                     since 2005                          1991                     the Company since 2005;
                              administration, finance and                                  employee since 1991
                              operations                                                   information technology
                              Partner & CFO of Decision
                              Capital LLC (2002-2004);         Maureen E. LoBello (54)    Assistant Secretary of the
                              Partner & CFO of Hawkins            1992                     Company since 2005;
                              McEntee LLC (2000-2001)                                      employee since 1992
                                                                                           benefits administration

All officers serve for a term of one year and are elected by the Board of Directors at the time of its annual organization meeting on the second Wednesday in April. The address for each officer is the Company's office. Other directorships and affiliations for Mr. Davidson are shown in the listing of Directors on the inside back cover.

SERVICE ORGANIZATIONS
--------------------------------------------------------------------------------
COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
1-800-413-5499
www.amstock.com

--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2, on page 16, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters. The Company's Forms N-Q are available on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may be obtained by calling us at 1-800-436-8401.

The Company's Chief Executive Officer has submitted to the New York Stock Exchange the required annual certification.

DIRECTORS
--------------------------------------------------------------------------------
General American Investors

   NAME (AGE)                     PRINCIPAL OCCUPATION
   DIRECTOR SINCE                 DURING PAST 5 YEARS                   OTHER DIRECTORSHIPS AND  AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT ("DISINTERESTED") DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
   Lawrence B. Buttenwieser (73)  Counsel 2002-present
   Chairman of the                Partner 1966-2002
     Board of Directors           Katten Muchin Zavis Rosenman
   1967                           and predecessor firms (lawyers)

   Arthur G. Altschul, Jr. (40)   Managing Member                       Delta Opportunity Fund, Ltd., Director
   1995                           Diaz & Altschul Capital               Medicis Pharmaceutical Corporation, Director
                                    Management, LLC                     Neurosciences Research Foundation, Trustee
                                  (investments and securities)

   Lewis B. Cullman (86)          Managing Member                       Chess-in-the-Schools, Chairman, Board of Trustees
   1961                           Cullman Ventures LLC                  Metropolitan Museum of Art, Honorary Trustee
                                  (formerly Cullman Ventures, Inc.)     Museum of Modern Art, Vice Chairman,
                                                                          International Council and Honorary Trustee
                                                                        Neurosciences Research Foundation, Vice Chairman,
                                                                          Board of Trustees
                                                                        The New York Botanical Garden, Senior Vice
                                                                          Chairman, Board of Managers

   Gerald M. Edelman (75)         Member and Chairman of the            Neurosciences Institute of the
   1976                             Department of Neurobiology            Neurosciences Research Foundation,
                                  The Scripps Research Institute          Director and President

   John D. Gordan, III (59)       Partner
   1986                           Morgan, Lewis & Bockius LLP
                                  (lawyers)

   Sidney R. Knafel (74)          Managing Partner                      IGENE Biotechnology, Inc., Director
   1994                           SRK Management Company                Insight Communications Company, Inc.,
                                  (private investment company)            Chairman, Board of Directors

   Richard R. Pivirotto (74)      President                             Associated Community Bancorp, Inc., Director
   1971                           Richard R. Pivirotto Co., Inc.        General Theological Seminary, Trustee
                                  (self-employed consultant)            Greenwich Hospital Corporation, Trustee
                                                                        Immunomedics, Inc., Director
                                                                        New York Life Insurance Company, Director
                                                                        Princeton University, Charter Trustee Emeritus

   D. Ellen Shuman (49)           Vice President and                    Bowdoin College, Trustee
   2004                             Chief Investment Officer            The Investment Fund for Foundations, Director
                                  Carnegie Corporation of New York      Meristar Hospitality Corporation, Director
                                                                        Edna McConnell Clark Foundation,
                                                                          Investment Advisor

   Joseph T. Stewart, Jr. (75)    Corporate director and trustee        Foundation of the University of
   1987                           Executive Consultant                    Medicine and Dentistry of New Jersey, Trustee
                                  Johnson & Johnson (1990-1999)         Marine Biological Laboratory, Member,
                                                                          Advisory Council
                                                                        United States Merchant Marine Academy, Trustee,
                                                                          Board of Advisors
                                                                        United States Merchant Marine Academy Foundation,
                                                                          Trustee

   Raymond S. Troubh (78)         Financial Consultant                  Diamond Offshore Drilling, Inc., Director
   1989                                                                 Gentiva Health Services, Inc., Director
                                                                        Petrie Stores Liquidating Trust, Trustee
                                                                        Portland General Electric Company, Director
                                                                        Triarc Companies, Inc., Director
                                                                        WHX Corporation, Director

   INSIDE ("INTERESTED") DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
   Spencer Davidson (62)          President and Chief Executive Officer Medicis Pharmaceutical Corporation, Director
   1995                           General American Investors            Neurosciences Research Foundation, Trustee
                                    Company, Inc. since 1995

All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting on the second
Wednesday in April.  The address for each Director is the Company's office.

                                                -----------------------------------------
                                                   William O. Baker, DIRECTOR EMERITUS
                                                   William T. Golden, DIRECTOR EMERITUS

                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                         (212) 916-8400 (800) 436-8401
                       E-mail:InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive and senior financial officers. The code of ethics is available on registrant's Internet website at http://www.generalamericaninvestors.com. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The board of directors has determined that none of the members of registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the U.S. Securities and Exchange Commission (the "Commission"). In addition, the board of directors has determined that the members of the audit committee have sufficient expertise to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant's annual financial statements and the review of the registrant's semi-annual financial statements for 2004 and 2003 were $69,600 and $64,500, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2004 and 2003 were $20,500 and $49,400, respectively. Such services and related fees for 2004 and 2003 included: review of registration statement related to preferred stock offering and provision of comfort letter and consent ($21,150 in 2003), performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($5,000 and $12,750, respectively), review of quarterly employee security transactions and issuance of report thereon ($12,000 in each year) and other audit-related services ($3,500 in each year).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant's federal, state and city income tax returns and excise tax calculations for 2004 and 2003 were $12,500 and $12,000, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2004 or 2003.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2004 and 2003 were pre-approved by the committee.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2004 and 2003 were $33,000 and $61,400, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Sidney R. Knafel, chairman, Arthur G. Altschul, Jr., Lawrence B. Buttenwieser, Lewis B. Cullman and John D. Gordan, III.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    General American Investors Company, Inc.

                      PROXY VOTING POLICIES AND PROCEDURES


     General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

     Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

     Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

     Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

     Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

     Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

     We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not yet effective with respect to registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                               (c) Total Number of Shares      (d) Maximum Number (or Approximate
  Period         (a) Total Number         (b) Average Price    (or Units) Purchased as Part     Dollar Value) of Shares (or Units)
                     of Shares               Paid per Share       of Publicly Announced         that May Yet Be Purchased Under
   2004         (or Units) Purchased            (or Unit)           Plans or Programs               the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
07/01-07/31            72500                  29.4170               72500                        669304

08/01-08/31            84500                  28.5304               84500                        584804

09/01-09/30            97600                  29.1195               97600                        487204

10/01-10/31            84400                  29.9321               84400                        402804

11/01-11/30            67600                  30.6880               67600                        335204

12/01-12/31           108900                  31.1798              108900                        226304
                     -------                 --------             -------                        ------
Total                 515500                                       515500
                     =======                                      =======

        Note - On January 14, 2004, the Board of Directors authorized and the registrant announced the repurchase of up to 500,000 shares of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least 8%.  As of the beginning of the period, July 1, 2004, there were 241,804 shares available for repurchase under such authorization.  On July 14, 2004,  the Board of Directors authorized and the registrant announced the repurchase of up to an additional 500,000 shares of common stock, representing a continuation of a repurchase program which began in March 1995.  As of the end of the period, December 31, 2004, there were 226,304 shares available for repurchase under this program.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommmend nominees to the registrant's board of directors as set forth in the registrant's Proxy Statement, dated March 2, 2004.

ITEM 11. CONTROLS AND PROCEDURES.


Conclusions of principal officers concerning controls and procedures

(a) As of January 25, 2005, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of January 25,2005, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene L. DeStaebler, Jr.
    Eugene L. DeStaebler, Jr.
    Vice-President, Administration

Date: February 8, 2005

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
    Spencer Davidson
    President and Chief Executive Officer
    (Principal Executive Officer)

Date: February 8, 2005

By: /s/Eugene L. DeStaebler, Jr.
    Eugene L. DeStaebler, Jr.
    Vice-President, Administration
    (Principal Financial Officer)

Date: February 8, 2005